UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2006
                                                           -------------

                        Atlantic Liberty Financial Corp.
                        ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              000-49967               16-1615014
-----------------------------       ----------------------        ----------
(State or Other Jurisdiction)        (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


186 Montague Street, Brooklyn, New York                             11201
---------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (718) 855-3555
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

     On June 21, 2006, the Company announced the results of its Special Meeting of Stockholders at which stockholders approved an Agreement and Plan of Merger providing for the acquisition of the Company by Flushing Financial Corporation.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions.  Not Applicable.

(d)  Exhibits.

     The following exhibits are attached as part of this report:

     Exhibit 99.1 Joint press release of Atlantic Liberty Financial Corp. and Flushing Financial Corportion dated June 21, 2006 relating to the approval of an Agreement and Plan of Merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ATLANTIC LIBERTY FINANCIAL CORP.



DATE: June 21, 2006                  By:   /s/ Barry M. Donohue
                                           --------------------------------
                                           Barry M. Donohue
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.          Description
   ------------         -----------

    Exhibit 99.1 Joint press release of Atlantic Liberty Financial Corp. and Flushing Financial Corporation dated June 21, 2006 relating to the approval of an Agreement and Plan of Merger.